Goldman Sachs Trust (the “Trust”)

Goldman Sachs Structured U.S. Equity Flex Fund

Class A and C Shares of

Supplement dated January 9, 2007 to the

Prospectus dated June 14, 2006

Goldman Sachs Structured International Equity Flex Fund

Class A and C Shares of

Supplement dated January 9, 2007 to the

Prospectus dated June 14, 2006

Goldman Sachs Municipal Fixed Income Funds

Class A and C Shares of

Goldman Sachs Tennessee Municipal Fund

Supplement dated January 9, 2007 to the

Prospectus dated October 30, 2006

Goldman Sachs Municipal Fixed Income Funds

Class A, B and C Shares of

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs California Intermediate AMT-Free Municipal Fund
Goldman Sachs New York Intermediate AMT-Free Municipal Fund
Goldman Sachs Municipal Income Fund
Goldman Sachs High Yield Municipal Fund

Supplement dated January 9, 2007 to the

Prospectus dated February 28, 2006

Goldman Sachs Taxable Fixed Income Funds

Class A, B and C Shares of

Goldman Sachs Enhanced Income Fund

Goldman Sachs Ultra-Short Duration Government Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Government Income Fund
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs Global Income Fund
Goldman Sachs High Yield Fund
Goldman Sachs Emerging Markets Debt Fund

Supplement dated January 9, 2007 to the

Prospectus dated February 28, 2006

Goldman Sachs Taxable Fixed Income Funds

Class A and C Shares of

Goldman Sachs Core Plus Fixed Income Fund

Supplement dated January 9, 2007 to the

Prospectus dated October 16, 2006,
as amended November 29, 2006

     Effective January 9, 2007, the following text is added below the chart under “What Is My Minimum Investment In The Funds” in the section of the Prospectus titled “Shareholder Guide:”

     The minimum investment requirement may be waived for certain mutual fund “wrap” programs at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

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